Exhibit 10.4

ARCADE ACQUISITION CORP.

                         , 2007

Arcade Partners, LLC
62 La Salle Road, Suite 304
West Hartford, CT  06107

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Arcade Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Registration Statement), Arcade Partners, LLC and its principals (collectively, the “Firm”) shall make available to the Company certain technology and administrative services, as well as the use of certain limited office space and equipment, as may be required by the Company from time to time, situated at 62 La Salle Road, Suite 304, West Hartford, Connecticut 06107 (or any other locations or successor location).  In exchange therefor, the Company shall pay to the Firm the sum of $7,500 per month.

Very truly yours,

ARCADE ACQUISITION CORP.

By:
Name: Jonathan Furer
Title: Chief Executive Officer

Agreed to and Accepted by:

ARCADE PARTNERS, LLC

By:
Name:
Title: Managing Member